EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Qingxi Meng, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Amendment No. 1 to the Annual Report on Form 10-K of National Art Exchange, Inc. (the “Company”) for the annual period ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2018	By:	/s/ Qingxi Meng
Qingxi Meng
Chief Executive Officer and President (Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.